UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of report: July 28, 2009

Date of earliest event reported: July 21, 2009

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PACIFIC ASIA PETROLEUM, INC.
(Exact name of registrant as specified in its charter)

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Delaware
(State or other jurisdiction of incorporation)

000-52770	30-0349798
(Commission File Number)	(IRS Employer Identification Number)

250 East Hartsdale Ave., Hartsdale, New York 10530
(Address of principal executive offices)

(914) 472-6070
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure, Election, or Appointment of Directors or Officers; Compensatory Arrangements of Officers.

On July 21, 2009, the stockholders of Pacific Asia Petroleum, Inc. (the "Company") approved the adoption of the Pacific Asia Petroleum, Inc. 2009 Equity Incentive Plan (the "2009 Plan") at the Company’s 2009 Annual Meeting of Stockholders (the "Annual Meeting"). The Company’s board of directors had previously adopted the 2009 Plan, subject to stockholder approval. The description of the 2009 Plan set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on June 24, 2009 (the "Definitive Proxy Statement") is incorporated herein by reference in response to this Item. The description of the 2009 Plan is qualified in its entirety by reference to the full text of the 2009 Plan which was attached to the Definitive Proxy Statement as Appendix B and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2009

Pacific Asia Petroleum, Inc.

By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
Chief Executive Officer